UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 22, 2005

                                  CORTECH, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

       0-20726                                           84-0894091
 (Commission File No.)                        (IRS Employer Identification No.)


                                 376 Main Street
                                   P.O. Box 74
                          Bedminster, New Jersey 07921

              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (908) 234-1881

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
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           Standard; Transfer of Listing
           -----------------------------

On July 22, 2005, Cortech, Inc. (the "Company") received a notice from the staff of the Nasdaq Stock Market, Listing Qualifications Department, informing the Company that the staff had determined to delist the Company's common stock from The Nasdaq SmallCap Market, effective as of August 2, 2005. The Company does not intend to appeal this decision.

On July 27, 2005, the Company issued a press release announcing its receipt of the delisting notice. The full text of the press release is attached as Exhibit
99.1 to this Report and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits
           ---------------------------------

           (a) Financial Statements of Businesses Acquired:

               Not Applicable.

           (b) Pro Forma Financial Information:

               Not Applicable.

           (c) Exhibits:

               99.1  Press Release, dated July 28, 2005




















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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            CORTECH, INC.



Date: July 28, 2005                       By: /s/ Sue Ann Merrill
                                             -----------------------------------
                                             Name:   Sue Ann Merrill
                                             Title:  Chief Financial Officer






















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

                                  Exhibit Index
                                  -------------



                 Exhibit No.                 Description
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               99.1                          Press Release dated July 28, 2005



























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